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Lazydays RV

THE RV AUTHORITY℠

Investor Presentation | November 2021

Legal Disclaimer

Cautionary Statement Regarding Forward-Looking Statements

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the Company, its financial condition, its results of operations and the Company's current views based on information currently available. This information is, where applicable, based on estimates, assumptions and analysis that the Company believes, as of the date hereof, provides a reasonable basis for the information contained herein. Forward-looking statements generally can be identified by the use of forward-looking words such as "outlook," "believes," "expects," "potential," "continues," "may," "will," "should," "seeks," "approximately," "predicts," "intends," "plans," "estimates," "anticipates," "foresees" or the negative version of those words or other comparable words and phrases, and include statements relating to the Company's beliefs or expectations regarding its future performance, strategic plans and cash flows, as well as any other statements that do not directly relate to any historical or current facts. Forward-looking statements involve known and unknown risks and uncertainties, including those set forth in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2019, its subsequently filed Quarterly Reports on Form 10-Q, its Current Reports on Form 8-K and other documents filed with the Securities and Exchange Commission, many of which are outside of the Company's control. Actual results, performance or achievements may differ materially from forward-looking statements and the assumptions on which forward-looking statements are based. There can be no assurance that the information contained herein is reflective of future performance, and investors are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance. Unless otherwise specified, all information contained in this presentation speaks only as of the date hereof. The Company undertakes no duty to update or revise the information contained herein, publicly or otherwise, whether as a result of new information, future events or otherwise, except as required by law.

Non-GAAP Financial Measures and Use of Estimates

This presentation contains certain financial measures not presented in accordance with generally accepted accounting principles ("GAAP"), including, but not limited to, EBITDA, EBITDA Margin, Adjusted EBITDA and Adjusted EBITDA Margin. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company's financial results. Therefore, these measures should not be considere d in isolation or as an alternative to net income or other measures of profitability or performance under GAAP. The Company's presentation of non-GAAP financial measures may not be comparable to similarly titled measures of other organizations, as such measures may not be calculated in the same manner. See the appendix of this presentation for a reconciliation of the non-GAAP measures included herein.

The Company's fiscal year is the 12-month period ending on December 31. Reference to a particular "fiscal year" or "FY" in this presentation refers to such period. This presentation contains estimates and other statistical data made by independent parties relating to, among other things, market size and growth. These data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. The Company has not independently verified the statistical and other industry data generated by independent parties and, accordingly, it cannot guarantee their accuracy or completeness. In addition, projections, assumptions and estimates of the Company's future performance and the future performance of the markets in which it competes are necessarily subject to uncertainty and risk due to a variety of factors. These and other factors could cause results or outcomes to differ materially from those expressed in the estimates made by the independent parties.

Lazydays RV
THE RV AUTHORITY

Lazydays at a Glance

Lazydays is a premium and fast growing RV dealer platform in North America

- Recognized destination for new and pre-owned RV sales, offering knowledge and reputation as a leader on RVs across motorized and towable categories
- Complementary high-margin revenue streams include financing & insurance, parts & service and other auxiliary revenue sources
- Focused on scaling platform by integrating strategic dealerships in attractive markets; management believes the company is well positioned to further consolidate within a fragmented market
- Attractive business model supported by strong free cash flow generation, recurring income from multiple sources and modest capex requirement

KEY STATS (1)

#2	25+	16	~13,000
Recognized RV Brand (2)	# OEM Brands	Dealerships & Service Centers (3)	# of Deliveries
44%+	**37%+**	**26%+**	**11%+**
YOY Revenue Growth	YOY RV Units Sold Growth	Gross Profit Margin	EBITDA Margin

FINANCIAL PERFORMANCE

($ in millions)

Revenue



$511.9
$564.4
$614.9
$608.2
$644.9
$817.1
$1,109.1
2015
2016
2017
2018
2019
2020
2021 Q3 TTM

Adjusted EBITDA(4)



$21.3
$25.1
$31.2
$32.4
$27.9
$59.0
$126.1
2015
2016
2017
2018
2019
2020
2021 Q3 TTM

ATTRACTIVE FINANCIAL PROFILE

- Consistent growth
- Margin expansion opportunity
- High cash flow generation
- Strong balance sheet

(1) Financials and deliveries represent trailing twelve months as of September 30, 2021.
(2) Based on 2014 survey performed by Russel Research.
(3) As of Q3 2021 10-Q filing date.
(4) Represents a non-GAAP financial measure. Please see the Appendix for a reconciliation to the nearest comparable GAAP measure.

Lazydays RV
THE RV AUTHORITY

Investment Highlights

Industry Leading Brand Achieved through 40+ Year Operating History

- Recognized as the #2 RV dealership brand in the industry
- Developed a premium reputation as "The Authority" for RVs and RV-related products
- High visibility through a multi-faceted, impactful and robust marketing strategy across the platform
- Multiple profitable and diverse business lines spanning the RV ownership lifecycle

Long-Term Secular RV Industry Growth

- Unprecedented demand for RVs as consumers seek social distanced outdoor travel and leisure activities
- Rising RV participation across demographics – ownership by new entrants / millennials and baby boomers
- Continue to expand upon multiple elements within outdoor lifestyle furthering growth in the industry

Substantial Organic and Margin Enhancement Opportunities

- Expand footprint nationally within attractive high priority regions through existing / new customer base
  - Opened first dedicated service center in Houston, Texas (~30,000 sq. ft. state-of-the-art service facility) and another greenfield location in Nashville, TN (20%+ est. market share achieved to date)
  - See page 6 for current and future geographic footprint
- Execute initiatives to drive margin expansion through sales lead expansion and finance & insurance penetration
- Leverage relationships with OEMs to continue to optimize product lineups to maximize margins and turns

Experienced Acquiror in a Highly Fragmented Market

- Build upon consolidation platform to continue to create significant shareholder value
  - Completed 3 acquisitions in 2021 (4 total dealerships), Chilhowee RV Center (Louisville, TN), B. Young RV (Portland, OR and Woodland, WA), and Burlington RV (Sturtevant, WI)
- Continue to evaluate large pipeline of actionable targets – evaluating approximately 5 – 10 potential acquisitions at any given time and have looked at 60+ deals in the last 2 years

Industry Leading Provider of Recreational Vehicles (1)

- Provides a comprehensive portfolio of products, services, third-party protection plans and resources for RV enthusiasts
- Maintains large and growing RV product offering – more than 25 OEM brands
- Developed strong market positions in high-margin products
- Strong partner for OEMs, customers, suppliers and the dealership community given broad offering

RECREATIONAL VEHICLES RETAIL UNIT MIX



Pre-owned 37%
2021 Q3 LTM
New 63%

LAZYDAYS CARRIES SELECT LEADING BRANDS ACROSS ALL RV CATEGORIES

TIFFIN · GRAND DESIGN RECREATIONAL VEHICLES · NEWMAR · THOR MOTOR COACH · FOREST RIVER · Coachmen Leader to the Great Outdoors. · WINNEBAGO · KEYSTONE RV COMPANY · AIRSTREAM · Jayco · VANLEIGH · ENTEGRA COACH · KZ RECREATIONAL VEHICLES

(1) Based on 2014 survey performed by Russel Research.

Lazydays RV THE RV AUTHORITY

Diverse RV Revenue and Profitability Streams

Multiple profitable and diverse business lines spanning the RV ownership lifecycle, positioning Lazydays for long-term profitability growth as the RV population base grows

New RV Sales

- One of the largest selections of various branded new products
- Offers latest models from industry's top brands– 3,000+ RVs are on display across alllocations

Pre-owned RV Sales

- Offers extensive trade-in and wholesale purchase programs
- Provides attractive introductory pricing for first time buyers
- Pre-owned RVs generate higher margins

Finance & Insurance

- F&I process helps generate higher attachment rates
- Offers complementary high-margin product

Parts & Service

- Growing parts & service capabilities with aim of generating recurring revenue and higher profitability
- Opportunity through existing dealerships to grow service through higher productivity and increase in technicians

2021 Q3 LTM BUSINESS MIX



Other
10%
REVENUE MIX
New & Pre-owned RV
90%



Other
30%
GROSS PROFIT CONTRIBUTION
New & Pre-owned RV 70%

Lazydays RV
THE RV AUTHORITY

Lazydays Growing Footprint

Strategically located dealerships across the U.S.

- Premier national RV dealership destination
- Recognized RV dealership brand – #2 among a national audience(2), with leverageable scale and marketing ability
- Strong network of RV Industry Association certified techs
- Company plans to continue expanding in key markets
- Greenfield dealerships currently in process include:
  - Monticello, MN (Minneapolis Metro)
  - Murfreesboro, TN (Nashville Metro; Airstream Dedicated)
  - Council Bluffs, Iowa (Omaha Metro)
  - Fort Pierce, FL (SE Florida Metro)

NATIONAL DEALERSHIP NETWORK


x2
Lazydays RV
THE RV AUTHORITY
Headquarters
Lazydays Dealership
Service Center
Future Lazydays Dealership

1,400+	16	9.4M+	4
# of Employees	Dealerships & Service Centers(1)	# of Web / Mobile Visits	Pending Dealerships

(1) Includes dealerships and service centers as of Q3 2021 10-Q filing date.
(2) Based on 2014 survey performed by Russel Research.

Lazydays RV THE RV AUTHORITY

RV is a Large Market with Strong Growth Momentum

RV market is experiencing unprecedented demand as consumers seek social distanced outdoor travel and leisure activities

DEMOGRAPHICS, PARTICIPATION AND LIFESTYLE TRENDS SUPPORT LONG-TERM RV MARKET GROWTH

RV'ing Has Significant Advantages

- *Enjoying the Outdoor Lifestyle*
- *Safe & Sanitary Travel*
- *Social Distancing*
- *Affordable Vacations*

High Growth Across User Categories

- ✓ ***Millennials:*** *entering higher earning period and have more disposable income*
- ✓ ***Baby Boomers:*** *an estimated 10,000 new retirees per day over the next 5 – 10 years*

17%+
Aug 2021 YTD RV Industry Retail Volume Growth

18,000
RV U.S. Campgrounds

~50% – 80%
First-time RV Buyers in 2020

~80M
Active U.S. Camping Households

~80%
RV Owners Report Using Product Same Amount or More Through COVID

Retail Units Sold '000



Towable
Motorized
207
243
276
323
369
417
436
412
472
2012
2013
2014
2015
2016
2017
2018
2019
2020

Source: SSI Data, KOA 2019 Camping Report, U.S. News (2015), THOR 2020 NA RV Consumer Survey Report and RV Industry Association ("RVIA").
RV Units Sold Source: Statistical Survey Dealer

The RV market is experiencing unprecedented demand as consumers seek social distanced outdoor travel and leisure activities

Increase in First-time Campers

- There were an estimated total of 10.1M first-time campers in 2020, which grew at 5x Y/Y vs what was observed in 2019
- The COVID-19 pandemic was a key driver behind the influx of these first-time campers



Expected First-time Campers
2.4M
Total 2020 First-time Campers
10.1M
First-time Campers Attributed to COVID-19
7.7M

Ownership Increased Across All Generations in 2020

- Households preferring RV camping in 2020 grew +15% vs 2019 and households owning an RV grew +37% in the comparable period
- 2020 RV ownership increased +12% in total vs 2019 with ownership increasing across all generations
- Overall ownership increase primarily driven by couples without children, baby boomers and GenXers



RV Ownership by Generation
56%
61%
62%
74%
48%
70%
52%
51%
57%
70%
55%
68%
64%
81%
61%
67%
73%
83%
68%
72%
67%
71%
Overall
GenZ
Millenials
GenX
Baby Boomers
Mature
2017
2018
2019
2020

RV Owners Making Updates: What We May See in 2021

- Intent to upgrade or replace existing RVs is high
- This is a trend seen across those experienced with RVs and those who are first-time RVers
- About six-in-ten current RV owners say they plan some type of change or upgrade to their RV
- New RV owners are twice as likely as experienced RV owners to want an upgrade this year

Top Changes Planned



32%

Move to a bigger RV



28%

Find an RV with more or better amenities



24%

Want an upgrade

Source: 2021 KOA North American Camping Report - http://koa.uberflip.com/i/1362448-2021-north-american-camping-report/57?

Lazydays RV
THE RV AUTHORITY

Industry Fundamentals Provide Favorable Long-Term Backdrop

Healthy fundamentals and secular trends support sustainable growth

Growing RV Ownership

- RV participation rising with ownership as new entrants grow
- Initial stages of baby boomer retirements while younger consumers continue to increase
- RV lifestyle increasingly incorporated into travel and outdoor experiences


RV Participation
U.S. Households
Percentage of U.S. Households
U.S. Households (millions)
RV Ownership % of U.S. Households
12
10
8
6
4
2
0
9%
8%
7%
6%
5%
5.0
5.9
5.8
5.8
6.5
6.9
7.9
8.9
9.3
10.0
11.2
1980 1984 1988 1993 1997 2001 2005 2011 2015 2017 2020

"Baby Boomer" Retirements Expected to Continue at Increasing Rate

- There will be ~79+ million consumers between ages 55 – 74 by 2025
- Adults ages 50+ control 70%+ of the disposable income in the U.S.
- RVs are seen as a safe, cost-efficient vacation and long-term retirement option


~80 million active U.S. campers;
5% conversion would result in ~4 million more RVs
Active U.S. Campers (millions)
72
73
75
78
79
2014
2015
2016
2017
2018

Capturing the Trend Toward Active, Outdoor Lifestyles and Vacations

- Consumers are searching for outdoor activities given increased time for leisure, shift towards work from home and social distancing restrictions
- Growing number of active campers in the U.S.
- RVs serve a practical purpose for outdoor activities


2015
RV Ownership by Age Group
Under 45
24%
45 and Over
76%
2018
RV Ownership by Age Group
Under 45
29%
45 and Over
71%

Consistent Long Term Growth Across Economic Cycles

- RV industry has historically achieved a new higher level of demand coming out of a low growth / decline period driven by new entrants
- Consistent long-term growth across economic cycles
- Upside to current shipments expected as RV use becomes more attractive as an alternative to crowded leisure

~20%
Average prior cycle-high to next cycle-high in last 30+ years

~25%
Average cycle high-to-low decline in last 30+ years

Source: RVIA data and reports, IBIS Reports, KOA 2019 Camping Report, Baird Research, Capital IQ, Federal Reserve Bank of New York, Thompson Research Group and Pew Research Center.

Proven Acquisition Growth Strategy

Continued acquisition expansion with attractive value creation opportunities

STRATEGIC RATIONALE / M&A PLAYBOOK

Attractive Purchase Multiples

Effective means of allocating capital through accretive acquisitions

Expand Geography

Significant targets in very attractive RV markets where Lazydays does not have a dealership

Sizable Synergies

Aim to double the profit of an acquired dealership within 24 months

Financial

Substantial ROI through harvesting synergies



Highly Fragmented Market
2,300+ Targets
60+ Deals Evaluated Over the Last 2 Years
Multiple Potential Targets Being Evaluated at Any Time

Three Acquisitions Completed in 2021 (four locations)

Lazydays RV THE RV AUTHORITY℠

Source: SSI Data.

Summary Financial Performance

REVENUE



$608.2
$644.9
$817.1
$1,109.1
2018
2019
2020
2021 Q3 LTM

GROSS PROFIT



$131.7
$132.2
$179.0
$284.8
2018
2019
2020
2021 Q3 LTM

Gross Profit Margin

21.7%	*20.5%*	*21.9%*	*25.7%*

ADJUSTED EBITDA



$32.4
$27.9
$59.0
$126.1
2018
2019
2020
2021 Q3 LTM

Adjusted EBITDA Margin

5.3%	*4.3%*	*7.2%*	*11.4%*

Note: $ in millions.

CASH FLOW FROM OPERATIONS



$28.0
$11.0
$111.1
$55.4
2018
2019
2020
2021 Q3 LTM

Lazydays RV
THE RV AUTHORITY

Q3 2021 Quarterly Performance

REVENUE


~48% YoY Growth
$215.7
$318.7
Q3 2020
Q3 2021

GROSS PROFIT


~83% YoY Growth
$49.4
$90.3
Q3 2020
Q3 2021

Gross Profit Margin

22.9%	*28.3%*

ADJUSTED EBITDA


~118% YoY Growth
$19.0
$41.5
Q3 2020
Q3 2021

Adjusted EBITDA Margin

8.8%	*13.0%*

CASH FLOW FROM OPERATIONS


~93% YoY Decline
$35.6
$2.6
Q3 2020
Q3 2021

Note: $ in millions.

Strong Balance Sheet and Significant Financial Flexibility

($ in millions)	Q3 2021	FY 2020
Cash	$67.0	$63.5
Accounts Receivable (Net)	31.0	19.5
Inventory	140.8	116.3
Other Current Assets	3.7	4.6
Total Current Assets	**$242.5**	**$203.9**
PP&E (Net)	118.6	106.3
Goodwill & Intangibles	171.6	117.9
Other Assets	29.6	15.9
Total Assets	**$562.3**	**$444.0**
Accounts Payable, Accrued Expenses and Other	$60.1	$38.8
Income Taxes Payable	1.1	0.0
Dividends Payable	1.2	1.2
Short-Term Borrowings	94.0	105.4
Current Financing Liability	2.1	1.5
Current Portion of Long-Term Debt	6.0	24.1
Operating Lease Liability	6.0	3.2
Total Current Liabilities	**$170.5**	**$174.2**
Non-Current Financial Liability	88.7	78.6
Long-Term Debt	14.8	8.5
Warrant Liabilities	15.5	15.1
Other Long-Term Liabilities	38.1	27.1
Total Liabilities	**$327.6**	**$303.5**
Preferred Equity (Convertible)	$55.0	$55.0
Additional Paid-In Capital & Treasury Stock	99.8	70.7
Retained Earnings	79.9	14.8
Shareholder's Equity	**179.7**	**$140.5**
Total Liabilities & Equity	**$562.3**	**$444.0**

ATTRACTIVE FINANCIAL PROFILE

- Well-capitalized for both organic and acquisition growth opportunities
- $67.0M cash on hand and net working capital of $72.0M, as of September 30, 2021
- Expanding margins combined with low capex provide strong cash flow
- Highly variable cost structure (80%+ of costs) provides flexibility across economic environments
- Despite COVID-19 driven reduction in revenue in April, Lazydays reported positive Q2 2020 EBITDA, and strong FY growth


Lazydays RV
Lazydays RV
Lazydays RV

Appendix

Lazydays RV
THE RV AUTHORITY℠

Reconciliation of Adjusted EBITDA

($ in thousands)	2021 Q3 LTM	2020	2019
Net Income	**$67,342**	**$14,626**	**$714**
Interest expense, net	7,518	8,047	10,328
Depreciation and amortization of property and equipment	7,825	6,682	6,848
Amortization of intangible assets	5,645	4,580	3,965
Income Tax Expense	24,643	10,364	1,097
Subtotal EBITDA	**$112,973**	**$44,299**	**$22,952**
Floor plan interest	(1,564)	(2,255)	(4,412)
LIFO adjustment	2,797	(93)	2,445
Transaction costs	1,929	935	865
Loss on sale of property and equipment	(6,626)	7	(11)
Impairment of retired rental units	(137)	0	439
Severance costs / other	0	0	773
Change in fair value of warrant liabilities	15,339	0	0
PPP loan forgiveness	(6,626)	0	0
Inducement loss on warrant conversion	246	0	0
Stock-based compensation	1,142	1,566	4,864
Adjusted EBITDA	**$126,099**	**$58,953**	**$27,915**

Lazydays RV
THE RV AUTHORITY

Capital Structure

	Q3 Position
Total Insiders / Stakeholders	1,248,816
Other / Unknown Shareholders	10,416,607
Total Shares Outstanding	**11,665,423**
Prefunded Warrants (300,357 shares as of September 30, 2021. Exercise price of $.01, converted 1 for 1)	300,357
Warrants (Exercise price of $11.50. 4,276,390 warrants converted 2 for 1 and 1,366,629 warrants converted 1 for 1)	3,504,824
Warrants Exercisable [(1)]	**3,805,181**
Exercisable Options (weighted avg. exercise price of $10.66)	3,174,895
Options Exercisable	**3,174,895**
Preferred Shares (Converting to common after paydown of Accrued Dividend)	5,962,733
Total Pro-forma Diluted Shares Outstanding [(2)]	**24,608,232**

(1) The warrants may be called for redemption in whole and not in part, at a price of $0.01 per share of common stock, if the last reported sales price of the Company's common stock equals or exceeds $24.00 per share for any 20 trading days within a 30- day trading period ending on the third business day prior to the notice of redemption to warrant holders, if there is a current registration statement in effect with respect to the shares underlying the warrants.

(2) Total diluted shares outstanding is based on warrants which are currently vested and therefore may be exercisable, in addition to options which may be exercised today.

Lazydays RV
THE RV AUTHORITY



Lazydays RV

THE RV AUTHORITY℠